Prudential Global Total Return Fund, Inc.

(the “Fund”)

Supplement dated July 14, 2016 to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

Effective as of August 1, 2016, the existing contractual cap on Fund expenses will be lowered, and the Fund’s manager and subadviser will waive a portion of the management fee and subadvisory fee, respectively. To reflect these changes, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows, effective as of August 1, 2016:

1.	In the Summary Prospectus and Prospectus section entitled Fund Summary — Fund Fees and Expenses, the “Annual Fund Operating Expenses” table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class Z
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%
+ Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	None
+ Other expenses	0.36%	0.36%	0.36%	0.22%	0.36%
= Total annual Fund operating expenses	1.21%	1.96%	1.96%	0.82%	0.96%
- Fee waiver and/or expense reimbursement	(0.33)%	(0.33)%	(0.33)%	(0.24)%	(0.33)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	0.88%	1.63%	1.63%	0.58%	0.63%

(1)	The Manager has contractually agreed, through February 28, 2018, to reimburse and/or waive fees so that: (1) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), acquired fund fees and expenses, taxes and deferred tax expenses, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.58% of the Fund's average daily net assets; and (2) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, taxes and deferred tax expenses, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.63% of the Fund's average daily net assets. The Manager has contractually agreed through February 28, 2018 to waive a portion of its management fee so that the effective management fee will be 0.50% of the average daily net assets of the Fund. These waivers may not be terminated prior to February 28, 2018 without the prior approval of the Fund’s Board of Directors.

2.	In the Summary Prospectus and Prospectus section entitled Fund Summary — Fund Fees and Expenses — Example, the table is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 years	10 Years
Class A	$536	$786	$1,055	$1,822	$536	$786	$1,055	$1,822
Class B	$666	$883	$1,127	$1,973	$166	$583	$1,027	$1,973
Class C	$266	$583	$1,027	$2,259	$166	$583	$1,027	$2,259
Class Q	$59	$238	$431	$991	$59	$238	$431	$991
Class Z	$64	$273	$499	$1,148	$64	$273	$499	$1,148

3.	In the Prospectus section entitled How the Fund is Managed—Manager, the following sentence is added at the end of the first paragraph:

Effective August 1, 2016, PI has contractually agreed, through February 28, 2018, to waive a portion of its management fee so that the effective management fee for the Fund will be 0.50% of the Fund’s average daily net assets for all share classes.

4.	In Part I of the SAI, in the section entitled Management & Advisory Arrangements — Manager, the following sentence is added as the last sentence before the table:

Note: Effective August 1, 2016 through February 28, 2018, the Manager has agreed to contractually waive a portion of its management fee so that the effective management fee for the Fund will be 0.50% of the Fund’s average daily net assets for all share classes.

5.	In Part I of the SAI, in the section entitled Management & Advisory Arrangements — Subadvisory Arrangements, the following sentence is added as the last sentence before the table:

Note: Effective August 1, 2016 through February 28, 2018, the subadviser has agreed to contractually waive its subadvisory fee by 0.05%.

LR884